Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$250,000,000 aggregate principal amount of our outstanding 9.875% Senior Notes due 2018 (CUSIP Nos. 422680AC2, U42308AB9 and 422680AD0) for

$250,000,000 aggregate principal amount of 9.875% Senior Notes due 2018 (CUSIP No. 422680 AE8) that have been registered under the Securities Act of 1933, as amended, pursuant to the Prospectus dated             , 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2012 (THE “EXPIRATION DATE”), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:

The Bank of New York Mellon Trust Company, N.A., Exchange Agent

By Mail, Hand or Overnight Delivery:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations - Reorganization Unit

101 Barclay Street, Floor 7 East

New York, New York 10286

Attention: David Mauer

For Information Call:

(212) 815-3687

By Facsimile

(for Eligible Institutions only):

(212) 298-1915

Confirm by telephone:

(212) 815-3687

TO TENDER OLD NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR BEFORE THE EXPIRATION DATE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE ENTIRE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby acknowledges receipt of the prospectus, dated            , 2012 (the “Prospectus”), of Heckmann Corporation (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 aggregate principal amount of amount of its new 9.875% Senior Notes due 2018 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s currently outstanding 9.875% Senior Notes due 2018 (the “Old Notes”). The terms of the Exchange Notes are identical to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Old Notes will not apply to the Exchange Notes. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term ‘‘Expiration Date’’ shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and each registered holder of the Old Notes of any extension by written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date and will also disseminate notice of any extension by press release or other public announcement prior to 9:00 a.m., New York City time on such date. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (ii) of the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”). A Holder using the ATOP procedures to tender Old Notes will not be required to deliver this Letter of Transmittal to the Exchange Agent. However, the Holder will be bound by the terms of this Letter of Transmittal, and will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if such Holder had signed it.

Unless the context requires otherwise, the term “Holder” for purposes of this Letter of Transmittal means: (i) any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

Persons who are beneficial owners of Old Notes but are not registered holders and who desire to tender Old Notes should contact the registered holder of their Old Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amount should be listed on a separate signed schedule affixed hereto.

The undersigned hereby tenders for exchange the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Principal Amount Tendered (if less than all)**

Total Principal Amount of Old Notes Tendered
* Need not be completed by Holders tendering by book-entry transfer. ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instructions hereto.

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Transaction Code:

☐	CHECK HERE IF THE OLD NOTES TENDERED BY DTC AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture governing the Old Notes and the Exchange Notes) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Company believes that Exchange Notes may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

By tendering, each Holder of Old Notes represents to the Company that:

(i)	the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder itself,

(ii)	at the time of the commencement or consummation of the Exchange Offer neither the Holder of Old Notes nor, to the knowledge of such Holder, any other person receiving Exchange Notes from such Holder has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act,

(iii)	neither the Holder nor, to the knowledge of such Holder, any such other person receiving Exchange Notes from such Holder is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any of the guarantors, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(iv)	if the Holder is not a broker-dealer, neither such Holder, nor to the knowledge of such Holder, any other person receiving Exchange Notes from such Holder, is engaging in or intends to engage in a distribution of the Exchange Notes, and

(v)	if the Holder is a broker-dealer, such Holder has acquired the Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder).

By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, a broker-dealer is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor constitutes performance in full by the Company of certain of its obligations under the registration rights agreement that is an exhibit to the registration statement of which the Prospectus is a part.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder is binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

The undersigned understands that tenders of Old Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions Below)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this
Letter of Transmittal or issued to an address different from that shown in the chart entitled “Description of Old
Notes,” or if Old Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account indicated above.

Name:

(Please Print)

Address:

Zip Code:

Tax Identification or Social Security Number:

Name of Institution:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions Below)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled “Description of Old Notes,” within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account indicated above.

Name:
(Please Print)

Address:

Zip Code:

Taxpayer Identification or Social Security Number:

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS

OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 6. If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

Signature(s) of Holder(s)

Dated:                             , 2012

Name(s):

(Please Print)

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•	by each registered holder of Old Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•

for the account of an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program, or the New York Stock Exchange Medallion Signature Program or firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States, or certain other eligible guarantors.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 6).

2. Delivery of Letter of Transmittal and Certificates. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent’s account at DTC of the Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The Company may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, the Company recommends registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus under “Offer to Exchange—Guaranteed Delivery.” Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, acceptable to the Company (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the amount of Old Notes being tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Old Notes who wishes to tender these Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers should be listed on a separate duly executed schedule attached hereto.

4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time at or before the Expiration Date by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or before the Expiration Date;

•	specify the name of the person having tendered the Old Notes to be withdrawn;

•	identify the Old Notes to be withdrawn (including the certificate number or numbers, if applicable, and the principal amount of such Old Notes);

•	specify the principal amount of Old Notes to be withdrawn;

•

where certificates for Old Notes were transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•

if Old Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her, or its election to have such Old Notes exchanged;

•

be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Old Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Old Notes are to be registered, if different from that of the person tendering the Old Notes.

The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus at any time at or before the Expiration Date.

5. Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (3) of the box entitled “Description of Old Notes,” as more fully described in the footnotes thereto. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Accordingly, a blank in column (3) of the box will indicate that the holder is tendering all of such holder’s Old Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder of Old Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder of Old Notes listed therein, such Old Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Old Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder appears on the Old Notes. If this Letter of Transmittal (or copy hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Payment and Delivery Instructions. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Old Notes for any principal amount not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. Alternative, conditional, or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes will not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders or beneficial owners of Old Notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under “Procedures for Tendering Old Notes” in the Prospectus, and accept for exchange any Old Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Old Notes.

11. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

12. Questions or Requests for Assistance or Additional Copies. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained (at the Purchaser’s expense) from the Exchange Agent at its address or telephone number set forth on the cover of this Letter of Transmittal.

13. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: This Letter of Transmittal, together with certificates for tendered Old Notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

(SEE IMPORTANT TAX INFORMATION)

PAYOR’S NAME: The Bank of New York Mellon Trust Company, N.A.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR
	Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Guidelines)	Employer Identification Number

Part III — CERTIFICATION-Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

SIGNATURE:	DATE:

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF

YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF AT THE APPLICABLE RATE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” means the United States Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND SOCIAL SECURITY NUMBER OF:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniforn Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	a. The grantor-trustee (1) b. The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)

FOR THIS TYPE OF ACCOUNT:		GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER OF:
6.	A valid trust, estate or pension trust	The legal entity (4)

7.	A corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, other tax-exempt organization account	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your Social Security number or employer identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, from the local office of the Social Security Administration or the IRS and apply for a number. (Both forms can be found on the IRS’s website at http://www.irs.gov.)

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include the following:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a State, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodities Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Exempt payees described above should file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

PRIVACY ACT NOTICE.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers, who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

1.	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

3.	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

4.	Misuse of Taxpayer Identification Numbers. If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN), (B) that the holder of Old Notes is not subject to backup withholding because (x) such holder of Old Notes is exempt from backup withholding, (y) such holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding and (C) that the holder of Old Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Old Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of the Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 2 of the Substitute Form W-9 if the surrendering holder of Old Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder of Old Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

Mail, Hand or Overnight Delivery:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations - Reorganization Unit

101 Barclay Street, Floor 7 East

New York, New York 10286

Attention: David Mauer

For Information Call:

(212) 815-3687

Facsimile

(for Eligible Institutions only):

(212) 298-1915

Confirm by telephone:

(212) 815-3687